                                                                    EXHIBIT 10.5

                          BANYAN SYSTEMS INCORPORATED
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


     1.   Grant of Options.  Banyan Systems Incorporated, a Massachusetts
          ----------------
          corporation (the "Company"), hereby grants to William P. Ferry (the "Optionee"), an option to purchase an aggregate of 1,000,000 shares of Common Stock ("Common Stock") of the Company at a price of $4.00 per share, purchasable as set forth in and subject to the terms and conditions of this option. The date of grant of this option is February 4, 1997. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2.   Non-Qualified Stock Option.  This option is not intended to qualify as
          --------------------------
          an incentive stock option within the meaning of Section 422 of the Code.

     3.   Exercise of Option and Provisions for Termination.
          -------------------------------------------------

          a.   Vesting Schedule.  Except as otherwise provided in this
               ----------------
               Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date"), in whole or in part, from time to time, as to an aggregate number of shares equal to 1,000,000 multiplied by a fraction, the numerator of which is the number of full months during which the Optionee has been employed by the Company (but not more than 48) and the denominator of which is 48; provided
                                                                     --------
               that that period from the commencement of employment until February 28, 1997 shall be considered a full month and the number of additional shares as to which this option shall become exercisable upon completion of the 48th month of employment shall be 20,849.

          b.   Change in Control.  Upon the occurrence of a Change in Control,
               -----------------
               as defined in the Employment Agreement of even date herewith between the Company and the Employee (the "Employment Agreement"), this option shall become vested and exercisable as to 50% of the number of shares covered thereby that would not otherwise then be vested and exercisable (in reverse order of vesting), as provided for in
               Section 3.3(b) of the Employment Agreement.



          c.   Certain Events.  The vesting of this option shall also be subject
               --------------
               to continuation and/or acceleration in accordance with the provisions of Section 5 of the Employment Agreement.

          d.   Exercise Procedure.  Subject to the conditions set forth in this
               ------------------
               Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4.

          e.   Continuous Employment Required.  Except as otherwise provided in
               ------------------------------
               this Section 3, this option may not be exercised unless Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company. For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of this option to be employment by the Company.

          f.   Exercise Period Upon Termination of Employment.  If the Optionee
               ----------------------------------------------
               ceases to be employed by the Company for any reason, then, except as provided in paragraphs (g) and (h) below, the right to exercise this option shall terminate three months after the later of cessation of employment or cessation of vesting (but in no event after the Expiration Date), provided that this option shall
                                                 -------------
               be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements, arising by reason of this option being treated as a non-statutory option or otherwise.

          g.   Exercise Period Upon Death or Disability.  If the Optionee dies
               ----------------------------------------
               or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he is an employee of the Company, or if the Optionee dies within three months after the ptionee ceases to be an employee of the Company (other than as a result of a discharge for "cause" as specified in paragraph
               (h) below), this option shall become exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this
                                                             -------------
               option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

          h.   Discharge for Cause.  If the Optionee, prior to the Expiration
               -------------------
               Date, ceases his employment with the Company because he is discharged for "cause" (as defined in the Employment Agreement), the right to exercise this option shall terminate 30 days after such cessation of employment.

     4.   Payment of Purchase Price.
          -------------------------

          a.   Method of Payment.  Payment of the purchase price for shares
               -----------------
               purchased upon exercise of this option shall be made by delivery of cash or check in the amount equal to the exercise price of such options or, with the prior consent of the Company (which may be withheld in its sole discretion), by (A) delivery of shares of Common Stock owned by the Optionee for at least six months, valued at their fair market value, as determined in (b) below,
               (B) delivery of a promissory note of the Optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

          b.   Valuation of Shares or Other Non-Cash Consideration Tendered in
               ---------------------------------------------------------------
               Payment of Purchase Price.  For the purposes hereof, the fair
               -------------------------
               market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith or in the manner determined by the Board of Directors of the Company from time to time.


          c.   Delivery of Shares Tendered in Payment of Purchase Price.  If the
               --------------------------------------------------------
               Optionee exercises options by delivery of shares of Common stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

          d.   Restrictions on Use of Option Stock.  Notwithstanding the
               -----------------------------------
               foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within six months before the date of such tender through the exercise of this option or any other stock option or restricted stock agreement.

     5.   Delivery of Shares; Compliance with Securities Laws, etc.  The Company
          ---------------------------------------------------------
          will not be obligated to deliver any shares of Common Stock or to remove restriction from shares previously delivered (i) until all conditions of the option have been satisfied or removed, (ii) until, in the opinion of Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.

     6.   Non-transferability of Option.  This option is personal and no rights
          -----------------------------
          granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     7.   No Special Employment or Similar Rights.  Nothing contained in this
          ---------------------------------------
          option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of Optionee with the Company for the period within which this option may be exercised.

     8.   Rights as a Shareholder.  The Optionee shall have no rights as a
          -----------------------
          shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     9.   Adjustment Provisions.  In the event that the Board, in its sole
          ---------------------
          discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidate, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board shall equitably adjust either or both (i) the number and kind of shares subject to this option, and (ii) the award, exercise or conversion price with respect to the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to this option, provided that the number of shares subject to this option shall always be a whole number.

     10.  Mergers, Consolidation, Distributions, Liquidations, etc.  Subject to
          ---------------------------------------------------------
          the provisions of Section 3(b) above, in the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to this option: (i) provide that this option shall be assumed, or a substantially equivalent option shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to the Optionee, provide that if unexercised, this option will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specific period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or part of this option shall become exercisable or realizable in full prior to the effective date of such Acquisition.

     11.  Withholding Taxes.  The Company's obligation to deliver shares upon
          -----------------
          the exercise of this option shall be subject to the Optionee's satisfaction to all applicable federal, state and local income and employment tax withholding requirements. The Optionee shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of options under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the option creating the tax obligation, valued at their fair market value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

     12.  Miscellaneous.
          -------------

          a. If any terms of this Option Agreement are contrary to or otherwise conflict with the terms of the Employment Agreement, the terms of the Employment Agreement shall control.

          b. All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

          c. This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.



                              BANYAN SYSTEMS INCORPORATED


                              BY: /s/ John F. Burton
                                  --------------------------------



                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions hereof.


                              OPTIONEE:  /s/ William P. Ferry
                                         -------------------------------------
                              Address:
                                         -------------------------------------